Exhibit 10.10

THIRD AMENDMENT TO MASTER REPURCHASE AGREEMENT

Dated as of October 13, 2017

Between:

PENNYMAC CORP., as a Seller

and

PENNYMAC OPERATING PARTNERSHIP, L.P., as a Seller

and

JPMORGAN CHASE BANK, N.A., as Buyer

The Parties have agreed to amend the Master Repurchase Agreement dated October 14, 2016 between them (the “Original MRA”, as amended by the First Amendment to Master Repurchase Agreement dated May 23, 2017 and the Second Amendment to Master Repurchase Agreement dated October 13, 2017 (the “Amended MRA”) and as amended hereby and as further supplemented, amended or restated from time to time (the “MRA”)), to extend the latest Termination Date, and they hereby amend the Amended MRA as follows.

All capitalized terms used in the Amended MRA and used, but not defined differently, in this amendment (the “Third Amendment to MRA” or within itself only, this “Amendment”) have the same meanings here as there.

1.Definitions; Interpretation

The following definition is amended to read as follows:

“Termination Date” means the earliest of (i) the Business Day, if any, that Sellers designate as the Termination Date by written notice given to Buyer at least sixty (60) days (or, if Section 8(d) is applicable, thirty (30) days) before such date, (ii) if a Change in Executive Management has occurred, the Business Day, if any, that Buyer designates as the Termination Date by written notice given to Sellers at least ninety (90) days before such date, (iii) the date of declaration of the Termination Date pursuant to Section 12(b)(i), and (iv) October 12, 2018.

(The remainder of this page is intentionally blank; counterpart signature pages follow)

As amended hereby, the Amended MRA remains in full force and effect, and the Parties hereby ratify and confirm it.

JPMORGAN CHASE BANK, N.A.

By:	/s/ Aaron Deutschendorf
Authorized Representative

PennyMac Corp.

By:	/s/ Pamela Marsh
Pamela Marsh
Managing Director, Treasurer

PennyMac OPERATING PARTNERSHIP, L.P.
By:	PennyMac GP OP, Inc.,
its general partner

By:	/s/ Pamela Marsh
Pamela Marsh
Managing Director, Treasurer

Counterpart signature page to Third Amendment to Master Repurchase Agreement dated as of October 13, 2017